Exhibit 99.1

Viveon Health Acquisition Corp. and Clearday Inc. Announce Signed Letter of Intent to Merge and Create a Leading Longevity Care Company

Healthcare and med-tech management teams join forces to accelerate longevity-tech solutions into more than 130 million American lives by 2030.

Norcross, Georgia, and San Antonio, Texas (March 2, 2023). — Viveon Health Acquisition Corp. (NYSE American: VHAQ, VHAQW, VHAQR, VHAQU), a special purpose acquisition company led by principals experienced in healthcare and med-tech innovation, is pleased to announce that it has identified and entered into a letter of intent with a business combination target company, Clearday (OTCQX: CLRD).

Clearday provides a technology platform for the aging population that integrates numerous healthcare innovations into personalized, AI-driven care experiences, which continuously assesses an individual’s cognitive and physical capabilities. The company’s customized treatment plans are intended to improve the quality of life for aging and special needs populations. With it’s autonomous companion robotics and innovative care treatments, Clearday intends to address the $1.4 Trillion burden in annual National Health Expenditures for aging adults.

Company Overview

Clearday’s (www.myclearday.com) mission is to provide industry-leading longevity care that is more accessible and affordable. Clearday enables aging individuals, those with special needs, and their families, to optimize their quality of life across the healthcare continuum: at home, in community centers, during medical visits, and at full and part-time care facilities. Clearday’s Longevity Care Platform seamlessly integrates numerous health technology innovations into personalized AI-driven care experiences. The platform continuously assesses an individual’s cognitive and physical capabilities to deliver a customized plan.

Globally, the population of individuals over the age of 60 is projected to double by 2050, resulting in nearly 2.1 billion people. In 2035, the US Census Bureau predicts that for the first time, there will be more Americans over the age of 65 than those under 18. These demographics drive the need for new longevity-tech solutions that provide continuous monitoring, increased engagement, and proactive interventions for older individuals.

The Clearday Longevity Care Platform delivers solutions through a hub-n-spoke model involving Clearday at Home, Clearday Labs, Clearday Clubs, Clearday Residential, and Clearday Robotics. Together, they offer the industry’s leading proactive engagement, intervention, and monitoring solutions for the aging population.

Management Comments

“Clearday is an ideal merger partner for Viveon Health as it is a transformative healthcare technology company at its inflection point of rapid growth — and addresses an underserved, large, and expanding market,” said Jagi Gill, Chief Executive Officer and Chairman of Viveon Health. “As operators ourselves in the healthcare technology space, our hands-on diligence revealed the Clearday team’s deliberate expansion and acceleration of their longevity-tech business plan impacting the arc from home to residential care facilities. By leveraging its operational excellence and history in longevity care and bolting on AI-driven solutions to monitor mental and physical health, its solutions can deliver real-time engagement with individuals and their families through robotic-assisted companion care designed to deliver support at any setting. I look forward to working with Jim and the rest of the Clearday team to execute their global sales channel expansion and market development plan poised to deliver growth and shareholder value.”

James Walesa, CEO and Founder said, “We are thrilled with the opportunity to partner with Viveon and its industry-leading founders, Drs. Jagi Gill and Rom Papadopoulos. Both have decades of experience scaling healthcare technology businesses. Clearday began seeking partners with operational and financial expertise who shared the vision of Clearday’s ‘Aging in the Right Place.’ It has taken longer than I wanted, but today we found the team that combines capital markets experience with healthcare leadership to accelerate Clearday’s mission. Their extensive professional contacts and experience will bolster our sales and go-to-market initiatives and generate additional revenue opportunities for the combined companies.”

Transaction Overview

Under the terms of the letter of intent, Clearday’s existing equity holders would convert 100% of their equity into the combined public company. The proposed transaction values Clearday at $250 million. Viveon expects to announce additional details regarding the proposed business combination when a definitive merger agreement is executed.

Completion of a business combination with Clearday is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the board and stockholders of both Viveon and Clearday. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

About Clearday, Inc.

Clearday™ is an innovative longevity healthcare technology company with a modern, hopeful vision for making high-quality care solutions more accessible, affordable, and empowering for aging individuals and their families. Clearday has a decades-long experience in non-acute care through its subsidiary Clearday Living, which operates highly-rated residential memory care and adult daycare communities. Its Longevity Care Platform brings Clearday solutions to people wherever they are. Its platform is at the intersection of telehealth, remote monitoring, and patient engagement — all delivered across mobile, wearable, and robotic endpoints in a Software-as-a-Service (SaaS) and Robotics as a Service (RaaS) model. Learn more about Clearday and its pioneering legislative efforts to bring the “Innovative Cognitive Care Act for Veterans” to Congress at www.myclearday.com.

About Viveon Health Acquisition Corp.

Viveon Health Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It is the Company’s intention to pursue prospective targets that are focused on the healthcare sector in the United States and other developed countries.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Viveon’s ability to enter into a definitive agreement or consummate a transaction with the target company. These statements are based on various assumptions and on the current expectations of Viveon’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Viveon and the target company. These forward-looking statements are subject to a number of risks and uncertainties, including: Viveon’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the target company; the risk that the approval of the stockholders of Viveon for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction; the amount of redemption requests made by Viveon’s stockholders and the amount of funds remaining in Viveon’s trust account after satisfaction of such requests; those factors discussed in Viveon’s prospectus for its initial public offering dated December 28, 2020, under the heading “Risk Factors,” and other documents of Viveon filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Viveon presently does not know or that Viveon currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Viveon’s expectations, plans or forecasts of future events and views as of the date hereof. Viveon anticipates that subsequent events and developments will cause Viveon’s assessments to change. However, while Viveon may elect to update these forward-looking statements at some point in the future, Viveon specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Viveon’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

Rom Papadopoulos

Viveon Health Acquisition Corp.

Chief Financial Officer

rom@viveonhealth.com

404-861-0839

Ginny Connolly

Clearday Inc.

Investor Relations
info@myclearday.com
210-451-0839